EXHIBIT 99.2

FOR IMMEDIATE RELEASE                                CONTACT:    LIN MORISON
                                                                 CEO
                                                                 407-532-1000 OR
                                                                 RICHARD GOODMAN
                                                                 CFO
                                                                 407-532-1000


            SUNTERRA CORPORATION FILES VOLUNTARY CHAPTER 11 PETITION;
                     DEBTOR-IN-POSSESSION FINANCING SOUGHT

       ORLANDO, FLORIDA (MAY 31, 2000) - Sunterra Corporation (NYSE: OWN) today announced that it and certain of its subsidiaries have filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. The petition was filed in the United States Bankruptcy Court for the District of Maryland (Baltimore). The filing should allow Sunterra and its subsidiaries to operate while Sunterra seeks approval of a plan of reorganization. The Company also announced that it has executed a financing commitment letter with Ableco Finance LLC, an affiliate of Cerberus Capital Management LP and Gabriel Capital Group, for "debtor-in-possession" ("DIP") financing, which, subject to court approval, will provide immediately to Sunterra an interim facility of up to $25 million. Subject to satisfactory completion of other conditions, including further due diligence by the lender and court approval, the DIP lender has agreed to expand the facility to $53 million.

         Sunterra Europe, Sunterra Pacific, Marc Resorts and RPM are not included in the filing.

         Additional information will be forthcoming as soon as first day orders and financing orders have been approved.

          Sunterra Corporation is the largest international owner and manager of vacation ownership resorts, with 90 resort locations around the world and about 300,000 worldwide owners and members. In addition, Sunterra currently manages 17 third party condominiums and other resorts in Hawaii. The Company's operations consist of (i) marketing and selling vacation interests, (ii) developing, acquiring and operating vacation ownership resorts, (iii) financing customers' purchases and (iv) providing resort rental, management and maintenance services.


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       CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS. Certain
statements in this release constitute forward-looking statements subject to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among other things, statements regarding the proposed plan of reorganization and its intended consequences, such as the company's expectations of continued normal operations, the availability of DIP financing, the restoration of the company's credit availability, the alleviation of the liquidity crisis with a debt restructuring plan, and the anticipated deleveraging of the company's balance sheet. Although management believes that the forward-looking statements in this release are based on reasonable assumptions, actual results may differ materially from those expressed in any of the forward-looking statements. Forward-looking statements relating to the proposed plan of reorganization and its intended consequences are subject, among other things, to confirmation of the plan and the terms and conditions of the company's DIP financing commitment, including Bankruptcy Court approval thereof. Other factors that may cause actual results to differ materially from those expressed in any forward-looking statement include the impact that public disclosures of the company's liquidity situation and Chapter 11 filing may have on sales, the success of the company's restructuring efforts, the timing and terms of future acquisitions and disposals, the integration of acquired operating companies and resort properties and other factors identified in the company's filings with the Securities and Exchange Commission, including those set forth in parts I and II of the company's Annual Report on Form 10-K for the year ended December 31, 1999 and in the company's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed during 2000.